UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-02340

Montgomery Street Income Securities, Inc.
(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip code)

Mark D. Nerud 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5801

Date of fiscal year end:	December 31

Date of reporting period:	July 1, 2012 – September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Montgomery Street Income Securities, Inc. (the “Fund”)
Investment Portfolio	as of September 30, 2012 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds (57.7%)

Consumer Discretionary 2.1%
Aviation Capital Group, 7.13%, 10/15/20 (a)	$600,000	$629,658
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	315,642
CSC Holdings Inc., 8.63%, 02/15/19	2,000,000	2,370,000
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	317,760
TCI Communications Inc., 8.75%, 08/01/15	35,000	42,316
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	389,244

		4,064,620
Consumer Staples 2.2%
Altria Group Inc., 9.70%, 11/10/18	1,014,000	1,452,353
Altria Group Inc., 9.25%, 08/06/19	169,000	239,965
Constellation Brands Inc., 4.63%, 03/01/23	900,000	918,000
Kraft Foods Group Inc., 2.25%, 06/05/17 (b)	600,000	617,703
Kraft Foods Group Inc., 5.38%, 02/10/20 (b)	268,000	318,519
Mondelez International Inc., 5.38%, 02/10/20	244,000	294,353
Reynolds Group Issuer Inc., 7.13%, 04/15/19	300,000	316,500

		4,157,393
Energy 10.7%
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	991,154
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,521
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	546,354
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	1,000,000	1,260,014
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (a)	1,000,000	1,072,916
Coffeyville Resources LLC, 9.00%, 04/01/15 (a)	1,011,000	1,079,243
Dolphin Energy Ltd., 5.50%, 12/15/21 (a)	800,000	925,200
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,186,336
Energy Transfer Partners LP, 8.50%, 04/15/14	161,000	177,395
Gazprom OAO, 9.25%, 04/23/19 (a)	300,000	390,750
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (a)	400,000	425,573
Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	935,040
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (a)	291,000	327,230
OGX Petroleo e Gas Participacoes SA, 8.38%, 04/01/22 (a)	800,000	696,000
Petrobras International Finance Co., 5.38%, 01/27/21	1,100,000	1,239,448
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,428,242
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	250,148
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,344,653
Pride International Inc., 6.88%, 08/15/20	621,000	786,139
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 4.00%, 09/30/20	839,800	944,775
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (b)	1,800,000	1,773,000
SandRidge Energy Inc., 7.50%, 03/15/21	900,000	927,000
TNK-BP Finance SA, 7.88%, 03/13/18	500,000	605,000
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	290,482

		20,626,613
Financials 34.5%
Abbey National Treasury Services Plc, 2.03%, 04/25/14 (c)	800,000	793,994
ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.52% (callable at 100 beginning 11/08/12) (b) (d) (e)	1,000,000	925,000
Ally Financial Inc., 4.63%, 06/26/15	900,000	922,947
American Express Co., 6.15%, 08/28/17	500,000	608,217
American Express Credit Corp., 7.30%, 08/20/13	700,000	741,658
American International Group Inc., 8.25%, 08/15/18	500,000	642,955

	Principal Amount ($)	Value ($)

Asciano Finance Ltd., 5.00%, 04/07/18 (a)	$300,000	$322,190
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a)	400,000	457,714
Banco Bradesco SA, 2.54%, 05/16/14 (b) (c)	500,000	503,517
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	588,750
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	100,000	102,625
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	307,875
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	516,472
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	424,000
Bank of America Corp., 6.00%, 09/01/17	115,000	133,018
Banque PSA Finance, 2.25%, 04/04/14 (b) (c)	300,000	294,101
Barclays Bank Plc, 10.18%, 06/12/21 (b)	1,400,000	1,818,782
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	527,500
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	438,200
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (d) (e), EUR	500,000	641,176
BPCE SA, 2.19%, 02/07/14 (b) (c)	700,000	705,079
Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,030,000
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (d) (e)	200,000	200,000
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,411,031
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,633,295
Commonwealth Bank of Australia, 1.12%, 03/17/14 (a) (c)	200,000	200,850
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a)	50,000	57,377
Credit Agricole SA, 1.90%, 01/21/14 (b) (c)	400,000	401,274
DNB Bank ASA, 3.20%, 04/03/17 (a)	400,000	417,760
Export-Import Bank of Korea, 4.00%, 01/11/17	2,700,000	2,955,736
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	217,902
Fibria Overseas Finance Ltd., 7.50%, 05/04/20	100,000	109,000
Fibria Overseas Finance Ltd., 6.75%, 03/03/21 (a)	200,000	213,500
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,186,136
Ford Motor Credit Co. LLC, 2.50%, 01/15/16	200,000	202,448
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	754,810
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	700,307
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,306,078
HBOS Plc, 6.75%, 05/21/18 (b)	700,000	710,500
HSBC Bank Plc, 5.00%, 03/20/23, GBP	500,000	838,663
HSBC Finance Corp., 6.68%, 01/15/21	300,000	347,915
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,980,500
Intesa Sanpaolo SpA, 2.83%, 02/24/14 (b) (c)	800,000	788,073
IPIC GMTN Ltd., 4.00%, 03/14/21, EUR	200,000	299,020
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	3,073,302
Korea Exchange Bank, 3.13%, 06/26/17 (a)	400,000	415,799
Lazard Group LLC, 6.85%, 06/15/17	500,000	564,303
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,567,846
LBG Capital No.1 Plc, 7.88%, 11/01/20 (b)	450,000	450,000
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,875,474
Metropolitan Life Global Funding I, 1.10%, 01/10/14 (b) (c)	300,000	301,625
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,148,940
Morgan Stanley, 7.30%, 05/13/19	800,000	943,996
Morgan Stanley, 5.50%, 01/26/20	2,850,000	3,102,199
Morgan Stanley, 5.38%, 08/10/20, EUR	100,000	138,084
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 05/15/17	300,000	329,913
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (b) (d) (e)	800,000	772,034
Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19) (b) (d) (e)	1,000,000	1,313,750
RCI Banque SA, 2.22%, 04/11/14 (b) (c)	600,000	587,778
Regions Financial Corp., 4.88%, 04/26/13	375,000	382,500
Royal Bank of Scotland Plc, 5.38%, 09/30/19, EUR	1,600,000	2,402,138

	Principal Amount ($)	Value ($)

Sberbank, 5.50%, 07/07/15	$700,000	$753,480
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,288,008
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	215,971
SLM Corp., 5.38%, 01/15/13	1,200,000	1,215,206
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a)	2,100,000	2,276,631
TNK-BP Finance SA, 7.50%, 03/13/13	1,600,000	1,643,568
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,925,000
UBS AG Stamford, 5.88%, 12/20/17	300,000	355,121
USB Capital IX, 3.50% (callable at 100 beginning 11/13/12) (d) (e)	625,000	535,556
Ventas Realty LP, 3.13%, 11/30/15	100,000	104,206
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,240,881

		66,301,254
Health Care 2.3%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,389,127
Fresenius Medical Care Term Loan B, 4.00%, 03/31/13 (c)	654,370	654,370
Fresenius Medical Care Term Loan B, 4.00%, 03/31/13 (c)	83,850	83,850
HCA Inc., 6.50%, 02/15/20	2,000,000	2,225,000

		4,352,347
Industrials 0.5%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	856,000	907,360

Materials 2.8%
Anglo American Capital Plc, 9.38%, 04/08/14 (b)	543,000	605,988
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,049,861
Dow Chemical Co., 8.55%, 05/15/19	990,000	1,327,552
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	1,600,000	1,875,240
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	273,481
Teck Resources Ltd., 10.75%, 05/15/19	180,000	216,918

		5,349,040
Telecommunication Services 0.5%
British Telecommunications Plc, 1.50%, 12/20/13 (c)	400,000	402,632
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	332,700
Rogers Communications Inc., 7.50%, 03/15/15	179,000	207,383

		942,715
Utilities 2.1%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	476,720
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	472,670
Energy Future Holdings Corp., 10.00%, 01/15/20	1,000,000	1,102,500
Florida Power Corp., 5.80%, 09/15/17	195,000	233,702
Korea Electric Power Corp., 3.00%, 10/05/15 (a)	1,400,000	1,459,808
NRG Energy Inc. Term Loan, 2.51%, 05/05/18 (c)	112,500	112,922
NRG Energy Inc. Term Loan, 4.00%, 05/05/18 (c)	85,500	85,821

		3,944,143
Total Corporate Bonds (cost $103,040,307)		110,645,485

Non-U.S. Government Agency Asset-Backed Securities 8.9%
Aircraft Certificate Owner Trust (insured by MBIA Assurance Corp.), (2003, 1A, D), 6.46%, 09/20/22 (a) (f)	38,020	38,210
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a)	33,557	33,583
American Airlines Pass-Through Trust, (2009, 1A), 10.38%, 07/02/19	557,594	603,596
American Airlines Pass-Through Trust Class A, 8.63%, 10/15/21	1,940,956	2,089,051
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 5.54%, 09/20/34 (c)	623,332	641,403

	Principal Amount ($)	Value ($)

Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 3.12%, 09/25/35 (c)	$1,065,000	$921,244
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 4.70%, 07/25/37 (a) (c)	4,142,872	251,602
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.89%, 09/25/37 (a) (c)	4,621,928	402,253
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.54%, 08/28/47 (c)	15,813	15,809
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 3.11%, 09/25/34 (c)	678,726	602,343
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	162,802	173,442
Continental Airlines Pass-Through Trust Class A, 9.00%, 07/08/16	1,714,875	2,002,117
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A4), 6.00%, 02/25/35	44,015	44,054
Countrywide Alternative Loan Trust REMIC, 0.41%, 08/25/46 (c)	45,366	27,875
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.88%, 09/25/34 (c)	1,170,849	1,174,040
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.49%, 05/25/36 (a) (c)	86,968	76,206
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.74%, 04/17/17 (a) (c)	455,151	450,836
GMAC Mortgage Corp. Loan Trust (insured by Financial Guaranty Insurance Co.) REMIC, (2006, HE3, A2), 5.75%, 10/25/36 (c)	214,093	183,352
Holmes Master Issuer Plc, (2011, 1A, A3), 1.85%, 10/15/54 (a) (c), EUR	700,000	911,671
Indymac Index Mortgage Loan Trust REMIC, 0.52%, 07/25/35 (c)	58,956	43,335
Nationstar NIM Trust, (2007, A, A), 9.79%, 03/25/37	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,118,205	2,125,062
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.48%, 03/25/36 (a) (c)	1,530,470	1,071,465
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,456,087	1,678,140
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.43%, 12/25/35 (c)	1,320,000	1,181,451
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	334,604	343,774
Total Non-U.S. Government Agency Asset-Backed Securities (cost $17,418,523)		17,085,914

Government and Agency Obligations 39.3%

Government Securities 12.1%

Sovereign 2.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	474,000
Italy Buoni Poliennali Del Tesoro, 4.50%, 07/15/15, EUR	3,000,000	4,009,756

		4,483,756
Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Bond, 4.00%, 08/20/20 (g), AUD	300,000	608,116

U.S. Treasury Securities 9.5%
U.S. Treasury Bond, 5.50%, 08/15/28, TBA (h)	1,700,000	2,433,922
U.S. Treasury Bond, 4.25%, 11/15/40, TBA (h) (i)	3,300,000	4,284,845
U.S. Treasury Bond, 4.38%, 05/15/41	100,000	132,500
U.S. Treasury Bond, 3.13%, 02/15/42	1,700,000	1,808,375
U.S. Treasury Note, 2.00%, 02/15/22, TBA (h)	6,500,000	6,760,507
U.S. Treasury Note, 1.63%, 08/15/22	2,800,000	2,796,937

		18,217,086

U.S. Government Agency Mortgage-Backed Securities 27.2%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	12,760	14,924

Federal National Mortgage Association 27.2%
Federal National Mortgage Association, 5.50%, 01/01/37	22,613,944	24,940,202
Federal National Mortgage Association, 5.50%, 08/01/37	24,549,467	27,243,607

		52,183,809
Total Government and Agency Obligations (cost $74,805,381)		75,507,691

	Contracts/ Principal Amount ($)	Value ($)

Purchased Options 0.1%

Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, BBP	22	175,026
Total Purchased Options (cost $174,446)		175,026

Total Investments - 106.0% (cost $195,438,657)		203,414,116

Total Forward Sales Commitments - (14.6%) (proceeds $28,028,203)		(27,954,375)
Other Assets and Liabilities, Net 8.6% (i)		16,430,375

Total Net Assets - 100%		$191,890,116

Forward Sales Commitments (14.6%)

U.S. Government Agency Mortgage-Backed Securities (14.6%)
Federal National Mortgage Association, 5.50%, 10/15/42	(25,500,000)	(27,954,375)
Total Forward Sales Commitments (cost $28,028,203)		(27,954,375)

Notes to the Investment Portfolio (Unaudited)

(a)

Rule 144A or Section 4(2) Liquid Security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Fund’s Board of Directors. As of September 30, 2012, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $26,170,709 (13.7% of net assets).

(b)

Restricted Rule 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

(c)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of September 30, 2012.
(d)	Perpetual maturity security.
(e)	Interest rate is fixed until stated call date and variable thereafter.
(f)

Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors. As of September 30, 2012, the value of fair valued securities was $38,210 (0.0% of net assets).

(g)	Foreign or U.S. Treasury inflation indexed note, par amount is not adjusted for inflation.
(h)	Investment purchased on a delayed delivery basis. As of September 30, 2012, the total cost of investments purchased on a delayed delivery basis was $13,239,365.
(i)	All or a portion of the security or cash pledged as collateral for open futures contracts or swap agreements. Total value of securities or cash pledged as of September 30, 2012 was $1,961,611.

Abbreviations:

AUD – Australian Dollar

BBP - Barclays Bank PLC

BCL - Barclays Capital Inc.

BRL – Brazilian Real

BOA - Bancamerica Securities/Bank of America NA

CAD - Canadian Dollar

CDX – Credit Default Swap Index

CNY – Chinese Yuan

EUR - European Currency Unit (Euro)

EURIBOR – Europe Interbank Offered Rate

GBP - British Pound

GSB - Goldman Sachs Bank USA

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

JPY - Japanese Yen

KRW - Korean Won

LIBOR – London Interbank Offered Rate

MBIA - Municipal Bond Investors Assurance

MXN – Mexican Peso

NIM - Net Interest Margin

NOK - Norwegian Krone

REMIC - Real Estate Mortgage Investment Conduit

TBA – To Be Announced (Securities purchased on a delayed delivery basis)

SGD – Singapore Dollar

USD - United States Dollar

ZAR – South African Rand

Restricted Securities.  Restricted securities are purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table consists of Rule 144A securities held by the Fund at September 30, 2012 that have not been deemed liquid by the Fund’s investment adviser.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12)	03/31/2010	$861,539	$925,000	0.5%
Anglo American Capital Plc, 9.38%, 04/08/14	04/03/2009	543,000	605,988	0.3
BPCE SA, 2.19%, 02/07/14	02/01/2011	699,515	705,079	0.4
Banco Bradesco SA, 2.54%, 05/16/14	05/10/2011	500,000	503,517	0.3
Banque PSA Finance, 2.25%, 04/04/14	03/29/2011	300,000	294,101	0.1
Barclays Bank Plc, 10.18%, 06/12/21	03/22/2010	1,751,258	1,818,782	0.9
Credit Agricole SA, 1.90%, 01/21/14	01/14/2011	400,000	401,274	0.2
HBOS Plc, 6.75%, 05/21/18	10/11/2010	713,181	710,500	0.4
Intesa Sanpaolo SpA, 2.83%, 02/24/14	02/15/2011	800,000	788,073	0.4
Kraft Foods Group Inc., 2.25%, 06/05/17	05/31/2012	598,970	617,703	0.3
Kraft Foods Group Inc., 5.38%, 02/10/20	07/25/2012	321,575	318,519	0.2
LBG Capital No.1 Plc, 7.88%, 11/01/20	03/25/2010	412,968	450,000	0.2
Metropolitan Life Global Funding I, 1.10%, 01/10/14	01/05/2011	300,000	301,625	0.2
RCI Banque SA, 2.22%, 04/11/14	04/06/2011	600,000	587,778	0.3
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16)	03/25/2010	727,297	772,034	0.4
Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19)	03/30/2010	1,194,408	1,313,750	0.7
Rockies Express Pipeline LLC, 3.90%, 04/15/15	04/20/2012	1,698,866	1,773,000	0.9
		$12,422,577	$12,886,723	6.7%

Security Valuation.  Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC.  The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures.  The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading.  Debt securities are valued by independent pricing services approved by, or at the direction of, the Board.  If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.  Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on a liquid exchange are valued at the last traded price as of the close of business on the local exchange.  If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Options traded on an illiquid exchange are valued at the most recent bid quotation obtained from a broker/dealer.  Centrally cleared swap agreements are valued by the exchange via pricing models using observable inputs.  Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services used to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments.  If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board.  Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.  Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale.  In addition, securities may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters or government actions.  Securities are fair valued based on observable and unobservable inputs including the Administrator’s own assumptions in determining fair value.  Under the procedures adopted by the Board, the Administrator may rely on independent pricing services or other sources to assist in determining the fair value of a security.  Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes exchange listed prices.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To substantiate Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of September 30, 2012 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,645,485	$—	$110,645,485
Non-U.S. Government ABS	—	17,085,914	—	17,085,914
Government and Agency Obligations	—	75,507,691	—	75,507,691
Purchased Options	—	175,026	—	175,026
Fund Total	$—	$203,414,116	$—	$203,414,116

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(27,954,375)	$—	$(27,954,375)
Fund Total	$—	$(27,954,375)	$—	$(27,954,375)

	Assets - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Futures Contracts	$7,380	$—	$—	$7,380
Forward Foreign Currency Contracts	—	177,151	—	177,151
Interest Rate Swap Agreements	—	252,484	—	252,484
Credit Default Swap Agreements	—	525,549	—	525,549
Centrally Cleared Swap Agreements	—	242,036	—	242,036
Fund Total	$7,380	$1,197,220	$—	$1,204,600

	Liabilities - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(166,232)	$—	$(166,232)
Forward Foreign Currency Contracts	—	(73,845)	—	(73,845)
Interest Rate Swap Agreements	—	(9,755)	—	(9,755)
Credit Default Swap Agreements	—	(75,356)	—	(75,356)
Centrally Cleared Swap Agreements	—	(3,076)	—	(3,076)
Fund Total	$—	$(328,264)	$—	$(328,264)

* Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts, and swap agreements.  Purchased options are included in the investment portfolio. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period.  There were no material transfers into or out of Level 1, 2 or 3 during the period. There were no material Level 3 valuations for which significant unobservable valuation inputs were developed at September 30, 2012.

FASB ASC Topic 815, “Derivatives and Hedging”.  This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

Futures Contracts.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Schedule of Open Futures Contracts

	Contracts Long	Unrealized Appreciation
3-Month Euro Euribor Interest Rate Future, Expiration September 2014	1	$4,582
3-Month Euro Euribor Interest Rate Future, Expiration December 2014	1	885
3-Month Euro Euribor Interest Rate Future, Expiration March 2015	1	964
3-Month Euro Euribor Interest Rate Future, Expiration June 2015	1	949
		$7,380

Forward Foreign Currency Contracts.  The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	BRL/USD	10/02/2012	BRL	373,611	$184,294	$3,106
BCL	BRL/USD	10/02/2012	BRL	6,341	3,128	(21)
BCL	BRL/USD	12/04/2012	BRL	2,928,640	1,433,292	3,292
BCL	BRL/USD	12/04/2012	BRL	40,642	19,890	(110)
BCL	CAD/USD	12/20/2012	CAD	488,000	495,479	(3,261)
BCL	CNY/USD	10/15/2012	CNY	943,575	149,944	1,373
BCL	CNY/USD	02/01/2013	CNY	9,363,750	1,474,691	(25,309)
BCL	CNY/USD	02/01/2013	CNY	3,781,800	595,593	(4,407)
BCL	CNY/USD	08/05/2013	CNY	1,741,964	271,225	(9,239)
BCL	EUR/USD	12/17/2012	EUR	85,000	109,321	(558)
BCL	KRW/USD	12/06/2012	KRW	511,260,000	458,488	7,522
BCL	MXN/USD	12/03/2012	MXN	6,006,739	463,716	11,895
BCL	NOK/USD	11/21/2012	NOK	2,906,000	506,279	8,564
GSC	SGD/USD	10/22/2012	SGD	1,128,477	919,530	18,283
GSC	USD/AUD	11/01/2012	AUD	(2,069,000)	(2,139,917)	14,533
BCL	USD/BRL	10/02/2012	BRL	(379,952)	(187,423)	(365)
BCL	USD/BRL	12/04/2012	BRL	(6,341)	(3,104)	17
BCL	USD/CNY	10/15/2012	CNY	(943,575)	(149,944)	56
BCL	USD/CNY	02/01/2013	CNY	(13,847,499)	(2,180,833)	(11,263)
BCL	USD/CNY	08/05/2013	CNY	(96,440)	(15,016)	(31)
BCL	USD/CNY	08/05/2013	CNY	(943,575)	(146,915)	(306)
BCL	USD/EUR	12/17/2012	EUR	(3,159,000)	(4,062,866)	91,159
GSC	USD/EUR	12/17/2012	EUR	(4,559,000)	(5,863,440)	17,351
BCL	USD/GBP	12/12/2012	GBP	(1,370,000)	(2,211,801)	(18,975)
					$(9,876,389)	$103,306

Options Contracts.  The Fund may be subject to foreign currency exchange and interest rate risk in the normal course of pursuing its investment objective.  During the period, the Fund purchased and sold (“wrote”) option contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase the Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease the Fund’s exposure to the underlying instrument.  Writing put options tends to increase the Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

The Fund may also buy and sell (“write”) call and put options on futures, currencies and swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the Commodities Futures Trading Commission.  Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Put Swaption, 3 month LIBOR versus 0.85% fixed, BBP	10/15/2017	N/A	9	$(316)
Interest Rate Put Swaption, 3 month LIBOR versus 0.85% fixed, BBP	10/15/2017	N/A	9	(3,308)
Interest Rate Put Swaption, 3 month LIBOR versus 2.50% fixed, BBP	10/23/2020	N/A	92	(162,601)
Interest Rate Put Swaption, 3 month LIBOR versus 1.00% fixed, GSC	10/15/2017	N/A	17	(7)
			127	$(166,232)

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2011	(133)	$(61,614)
Options written during the period	(220)	(284,735)
Options closed during the period	177	139,255
Options expired during the period	49	33,239
Options outstanding at September 30, 2012	(127)	$(173,855)

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).  Swap agreements are illiquid investments.  If the Fund transacts in OTC swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap agreement.  The Fund’s collateral (delivered to counterparties), as of September 30, 2012, is identified with a footnote in the Investment Portfolio.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss.  OTC swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the OTC swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement.  A liquidation payment received or made at the termination of the OTC swap agreement is recorded as realized gain or loss.  Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Upon entering into a centrally cleared swap agreement, a Fund is required to deposit with a designated swap dealer through the exchange’s clearinghouse an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap agreement known as the “initial margin”.  The Fund receives from or pays to a designated swap dealer through the exchange’s clearinghouse an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap agreement.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Centrally cleared swap agreements involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by the Fund.  Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in the value of underlying securities and that the counterparty to the agreements may default on its obligation to perform.  In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to the swap agreement may disagree as to the meaning of contractual terms in the agreement.  The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Interest rate swap agreements that the Fund entered into include fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	$11,752
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	6,000,000	4,529
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	12,900,000	10,376
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	7,781
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	12,145

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
GSC	3-Month South African Johannesburg Interbank Rate	Paying	6.00%	09/19/2017	ZAR	9,000,000	4,790
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	17,000,000	$11,407
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	6,000,000	748
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	4,000,000	806
GSC	Brazil Interbank Rate	Paying	9.93%	01/02/2015	BRL	1,400,000	23,895
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	118,000,000	159,486
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	3,600,000	4,769
GSC	Mexican Interbank Rate	Paying	5.25%	09/06/2019	MXN	18,800,000	(9,755)
							$242,729

(1)Notional amount is stated in USD unless otherwise noted.

Credit Default Swap Agreements.  The Fund may be subject to credit risk in the normal course of pursuing its investment objective.  The Fund used credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure used in combination with cash bonds exposure to take advantage of spread variances between cash bonds and the credit default swap agreement and to hedge the underlying exposure to the cash bonds.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding, at September 30, 2012, for which the Fund is a seller of protection, are disclosed in the following tables.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
BBP	Anadarko Petroleum Corp., 5.95%, 09/15/16	1.62%	1.00%	06/20/2017	$(100,000)	$(2,784)	$583
GSI	Arcelormittal, 6.13%, 06/01/18	4.54%	1.00%	03/20/2016	(900,000)	(100,680)	(71,951)
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.75%	1.00%	12/20/2015	(500,000)	4,028	2,871
BBP	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	2,430	1,271
GSI	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	2,430	1,597
BBP	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,400,000)	6,370	1,445
BOA	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,600,000)	7,280	(2,666)
GSI	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(4,100,000)	18,656	36,904
BBP	Federal Republic of Germany, 6.00%, 06/20/16	0.50%	0.25%	09/20/2017	(1,000,000)	(12,430)	18,012
GSI	Federal Republic of Germany, 6.00%, 06/20/16	0.50%	0.25%	09/20/2017	(1,400,000)	(17,402)	14,026
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	0.84%	1.00%	06/20/2016	(2,400,000)	14,431	21,903
GSI	Federative Republic of Brazil, 12.25%, 03/06/30	1.07%	1.00%	09/20/2017	(1,400,000)	(5,081)	25,817
GSI	Forest Oil Corp., 7.25%, 06/15/19	5.71%	5.00%	06/20/2017	(1,000,000)	(28,517)	(739)
GSI	Gazprom International BV, 5.63%, 07/22/13	1.88%	1.00%	03/20/2017	(2,000,000)	(75,828)	91,048
BBP	Japanese Government Bond, 2.00%, 03/21/22	0.81%	1.00%	09/20/2017	(900,000)	8,184	4,082
GSI	Japanese Government Bond, 2.00%, 03/21/22	0.81%	1.00%	09/20/2017	(600,000)	5,456	2,449
GSI	MGM Resorts International, 7.63%, 01/15/17	1.67%	5.00%	03/20/2014	(1,000,000)	48,819	21,596
GSI	NRG Energy Inc., 8.50%, 06/15/19	3.65%	5.00%	03/20/2017	(200,000)	11,064	25,675
GSI	NRG Energy Inc., 5.00%, 06/20/17	3.85%	5.00%	06/20/2017	(600,000)	29,513	64,929
GSI	NRG Energy Inc., 8.50%, 06/15/19	3.85%	5.00%	06/20/2017	(1,000,000)	49,188	121,966
BBP	People’s Republic of China, 4.75%, 10/29/13	0.56%	1.00%	06/20/2016	(1,800,000)	29,033	4,903
GSI	Russian Federation, 7.50%, 03/31/30	1.45%	1.00%	09/20/2017	(700,000)	(15,280)	24,713
GSI	United Mexican States, 5.95%, 03/19/19	0.97%	1.00%	09/20/2017	(1,600,000)	1,997	27,667

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized Appreciation / (Depreciation)
BBP	United Mexican States, 7.50%, 04/08/33	0.74%	1.00%	06/20/2016	(1,200,000)	11,645	11,086
					$(28,000,000)	$(7,478)	$449,187
Credit default swap agreements - purchase protection (3)
GSI	Intesa Sanpaolo SpA, 4.75%, 06/15/17	N/A	1.00%	09/20/2014	$385,515	$14,025	$1,006
					$385,515	$14,025	$1,006
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
n/a	CDX.NA.IG.18	N/A	1.00%	06/20/2017	$(70,550,000)	$(306,321)	$242,036
n/a	CDX.NA.IG.19	N/A	1.00%	12/20/2017	(6,900,000)	(2,205)	(3,076)
					$(77,450,000)	$(308,526)	$238,960

(1)Notional amount is stated in USD.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

Reverse Repurchase Agreements.  For the 52 days the reverse repurchase agreements were outstanding, the average daily balance and the weighted average interest rate, for the period ended September 30, 2012 were $16,213,769 and 0.26%, respectively.  At September 30, 2012, the reverse repurchase agreement outstanding was as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date

$1,000,000	GSC	0.33%	10/11/12

Income Tax Information.  At September 30, 2012, the aggregate cost of investment securities for income tax purposes was $195,509,240.  Net unrealized appreciation aggregated to $7,904,876, of which $9,441,252 related to appreciated investment securities and $(1,536,376) related to depreciated investment securities.

For additional information on the Fund’s policies regarding investments and other significant accounting matters, please refer to the Fund’s most recent annual or semi-annual report.

Item 2.  Controls and Procedures.

(a)                                 The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-Q, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)                                 There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	November 29, 2012

By:	/s/ Daniel W. Koors
Daniel W. Koors
Treasurer and Principal Financial Officer

Date:	November 29, 2012

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.